UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2013

TEXAS CAPITAL BANCSHARES, INC.

(Name of Registrant)

Delaware	001-34657	75-2679109
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2000 McKinney Avenue, Suite 700, Dallas, Texas, U.S.A.	75201
(Address of principal executive officers)	(Zip Code)

214-932-6600

(Registrant’s telephone number, including area code)

N/A

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.

On March 28, 2013, Texas Capital Bancshares, Inc. (the “Company”) issued and sold 6,000,000 shares of 6.50% Non-Cumulative Perpetual Preferred Stock, Series A, par value $.01, with a liquidation preference of $25 per share (the “Preferred Stock”) at $25 per share. Under the terms of the Preferred Stock, the ability of the Company to declare or pay dividends on, or purchase, redeem or otherwise acquire, shares of its common stock or any securities of the Company that rank junior to the Preferred Stock is subject to certain restrictions in the event that the Company does not declare and pay dividends on the Series A Preferred Stock for the most recent dividend period.

The Preferred Stock was issued pursuant to, and the terms of the Preferred Stock are fully described in, a Certificate of Designation filed with the Office of the Secretary of State of the State of Delaware on March 27, 2013 (the “Certificate of Designation”), a copy of which is filed as Exhibit 4.1 to the Company’s Registration Statement on Form 8-A filed on March 28, 2013 and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year.

The Certificate of Designation establishes the preferences, limitations and relative rights of the Preferred Stock. The Certificate of Designation became effective upon filing, and a copy of the Certificate of Designation is filed as Exhibit 4.1 to the Company’s Registration Statement on Form 8-A filed on March 28, 2013 and is incorporated herein by reference.

Item 8.01. Other Events

A copy of the opinion of Winstead PC, counsel to the Company, is attached as Exhibit 5.1 to this Current Report on Form 8-K. Exhibits 5.1 and 23.1 to this Current Report on Form 8-K are incorporated herein by reference to the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

4.1	Certificate of Designation of 6.50% Non-Cumulative Perpetual Preferred Stock, Series A of Texas Capital Bancshares, Inc. (filed as Exhibit 4.1 to the Company’s Form 8-A filed on March 28, 2013 and incorporated by reference herein)

4.2	Form of Preferred Stock Certificate of Texas Capital Bancshares, Inc. (filed as Exhibit 4.2 to the Company’s Form 8-A filed on March 28, 2013 and incorporated by reference herein)

5.1	Opinion of Winstead PC regarding the legality of the Preferred Stock

23.1	Consent of Winstead PC (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2013	TEXAS CAPITAL BANCSHARES, INC.

	By:	/s/ Peter B. Bartholow
Peter B. Bartholow
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

4.1	Certificate of Designation of 6.50% Non-Cumulative Perpetual Preferred Stock, Series A of Texas Capital Bancshares, Inc. (filed as Exhibit 4.1 to the Company’s Form 8-A filed on March 28, 2013 and incorporated by reference herein)

4.2	Form of Preferred Stock Certificate of Texas Capital Bancshares, Inc. (filed as Exhibit 4.2 to the Company’s Form 8-A filed on March 28, 2013 and incorporated by reference herein)

5.1	Opinion of Winstead PC regarding the legality of the Preferred Stock

23.1	Consent of Winstead PC (included in Exhibit 5.1)